                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of report: February 16, 1998

                Volkswagen Credit Auto Receivables Corporation
                ----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                                   EXHIBITS

        Delaware                   33-80055             38-2748796
        --------                   --------             ----------

(State of incorporation)       (Commission File         (IRS Employer
                                   Number)              Identification No.)


                3800 Hamlin Road, Auburn Hills, Michigan 48326
                ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (248) 340-4938

                                      N/A
   -------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended February 16, 1998, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Designation             Description             Method of Filing
        -----------             -----------             ----------------

        Exhibit 20      Report for the month ended      Filed with this report.
                        February 16, 1998 provided to
                        Chemical Bank, as trustee
                        under the Volkswagen
                        Credit Auto Master Trust,
                        Series 1996-1

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Volkswagen Credit Auto Master Trust


                                        By: Volkswagen Credit Auto
                                            Receivables Corporation


                                        By: /s/ Allen L. Strang
                                            -----------------------------
                                                Allen L. Strang

                  VOLKSWAGEN CREDIT AUTO MASTER TRUST 1996-1
--------------------------------------------------------------------------------

                Distribution Date Statement: FEBRUARY 17, 1998

a.       Aggregate Amount of Collections                                  $251,700,605.27
         Aggregate Amount of Interest Collections                         $  3,840,507.97
         Aggregate Amount of Principal Collections                        $247,860,097.30
         Investment Proceeds                                              $          0.00

b.       Series Allocation Percentage                                              100.00%
         Floating Allocation Percentage                                             68.99%
         Fixed Allocation Percentage                                                  N/A

c.       Total Amount Distributed on Series 1996-1                        $  1,977,851.56

d.       Amount of Such Distribution Allocable to Principal on 1996-1     $          0.00

e.       Amount of Such Distribution Allocable to Interest on 1996-1      $  1,977,851.56

f.       Investor Default Amount                                          $          0.00

g.       Draw Amount                                                      $          0.00

h.       Investor Charge Offs                                             $          0.00
         Amounts of Reimbursements                                        $          0.00

i.       Monthly Servicing Fee                                                       1.00%

j.       Expected Controlled Distribution Amount                          $          0.00

k.       Invested Amount                                                  $375,000,000.00

l.       Pool Factor                                                               100.00%

m.       Available Subordinated Amount                                    $ 63,944,652.02

n.       Reserve Fund Balance                                             $  1,875,000.00

o.       Principal Funding Account Balance                                $          0.00
         Yield Supplement Account Balance                                 $  1,875,000.00